                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 19, 2000, except for Note 15 as to which the date is June 20, 2000 relating to the financial statements and financial statement schedules, which appears in Blaze Software, Inc.'s Annual Report on Form 10-K/A for the year ended March 31, 2000.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
July 27, 2000